EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Waste Services, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David Sutherland-Yoest, Chief Executive Officer, and Brian A. Goebel, Principal Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  David Sutherland-Yoest
David Sutherland-Yoest
Chief Executive Officer

/s/  Brian A. Goebel
Brian A. Goebel
Vice President, Corporate Controller and Acting Chief Financial Officer, (Principal Accounting Officer and Principal Financial Officer)

March 5, 2007

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as a part of this report or on a separate disclosure document.